TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                                  ANNUAL REPORT

Dear Investor:

1997 was an excellent year for the Transamerica Occidental's Separate Account Fund B. The Fund generated an average annual total return of 45.59%, after fees and expenses, in comparison to the benchmark S&P 500 Stock Index return of 33.36% for the year ended December 31, 1997. Over the past five years, Fund B has returned an average annual total rate of 30.11%, after fees, relative to the benchmark index return of 20.27%

Review of 1997

Strong corporate profits and almost non-existent inflation in the United States provided a very positive environment for the equity markets in 1997. During the third consecutive year of extraordinary stock market returns, several strong economic and demographic trends led to substantial gains in the technology, financial services, and leisure sectors of the stock market.

Throughout the economy, investments in technology grew rapidly as companies targeted strong productivity gains and lower cost structures to remain competitive. Unfortunately, higher pricing was not an option for most companies, since inflation remained subdued in virtually all sectors of the economy. At the same time, the aging of the baby-boom generation resulted in strong demand for financial and investment services. Faced with growing uncertainty about government retirement programs, these older, more-affluent boomers have become increasingly more aggressive about building wealth through their own savings and investments.

Outlook for 1998

At the end of 1997, as several Asian economies faced potentially severe recessions, investors focused on the financial situation in the Far East. While there is some debate about the potential impact of Asia's economic slowdown on economic growth in the United States, domestic growth will most likely slow over the next year as corporate profits rise at a slower rate. However, interest rates are poised for a significant decline as inflation recedes further from the investment landscape. Lower interest rates should serve to bolster stock market valuations.

The Transamerica Occidental's Separate Account Fund B is invested in companies that have superior growth prospects, strong management, and leading market share positions. The companies that comprise our portfolio have unique and enduring advantages over their competitors that should lead to increased returns for shareholders over the long term. The Fund has significant assets committed to leading companies in the technology, specialty growth, leisure, and financial services sectors. These should remain strong growth areas throughout 1998.

Thank you for your continued investment in the Separate Account Fund B.



    /s/ Gary U. Rolle

    Gary U. Rolle
    Chairman,
    Board of Managers
    Transamerica Occidental's
    Separate Account Fund B

                        TABLE OF ACCUMULATION UNIT VALUES


                      Accumulation
    End of Quarter     Unit Value
   ----------------  ------------
   December, 1987.    $  2.412006
   March, 1988....       2.686389
   June, 1988.....       2.933292
   September, 1988       3.012913
   December, 1988.       2.974378
   March, 1989....       3.222322
   June, 1989.....       3.704618
   September, 1989       4.126660
   December, 1989.       3.975169
   March, 1990....       3.879319
   June, 1990.....       4.124224
   September, 1990       3.268967
   December, 1990.       3.518587
   March, 1991....       4.337042
   June, 1991.....       4.288242
   September, 1991       4.480883
   December, 1991.       4.908113
   March, 1992....       4.895752
   June, 1992.....       4.798707
   September, 1992       4.981578
   December, 1992.       5.580041
   March, 1993....    $  5.893141
   June, 1993.....       6.139891
   September, 1993       6.868266
   December, 1993.       6.851062
   March, 1994....       6.629959
   June, 1994.....       6.325672
   September, 1994       6.905430
   December, 1994.       7.364882
   March, 1995....       8.376121
   June, 1995.....       9.806528
   September, 1995      11.275672
   December, 1995.      11.163517
   March, 1996....      11.495829
   June, 1996.....      12.356950
   September, 1996      13.007681
   December, 1996.      14.289273
   March, 1997....      14.574090
   June, 1997.....      18.948025
   September, 1997      22.762719
   December, 1997.      20.822981


The table above covers the period from December 31, 1987, to December 31, 1997. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.



                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 1997


                                  Number
                                    of                                                         Market
                                  Shares                   Common Stock                       Value (1)
                                          BUSINESS SERVICES (4.31%)
                                101,576   First Data Corporation.........................   $  2,971,098
                                                                                            ------------
                                          CHEMICALS (5.35%)
                                 34,000   BetzDearborn, Inc..............................      2,076,108
                                 20,000   W. R. Grace & Company..........................      1,608,740
                                                                                            ------------
                                                                                               3,684,848
                                          COMPUTERS & BUSINESS EQUIPMENT (10.97%)
                                 90,000   Dell Computer Corporation*.....................      7,560,000
                                                                                            ------------
                                          CONGLOMERATES (4.37%)
                                 30,000   Gillette Company...............................      3,013,110
                                                                                            ------------
                                          CONTAINERS & PACKAGING (2.24%)
                                 25,000   Sealed Air Corporation.........................      1,543,750
                                                                                            ------------
                                          ELECTRICAL EQUIPMENT (2.22%)
                                 45,000   Millipore Corporation..........................      1,527,165
                                                                                            ------------
                                          ELECTRONICS (12.53%)
                                100,000   Applied Materials, Inc.*.......................      3,012,500
                                 80,000   Intel Corporation..............................      5,620,000
                                                                                            ------------
                                                                                               8,632,500
                                          FINANCIAL SERVICES (17.51%)
                                127,500   Charles Schwab Corporation.....................      5,346,967
                                 52,500   Franklin Resources, Inc........................      4,564,193
                                200,000   Moneygram Payment Systems, Inc.*...............      2,150,000
                                                                                            ------------
                                                                                              12,061,160
                                          HOTELS & RESTAURANTS (6.24%)
                                 80,000   Host Marriott Corporation*.....................   $  1,570,000
                                120,000   Mirage Resorts, Inc.*..........................      2,730,000
                                                                                            ------------
                                                                                               4,300,000
                                          LEISURE TIME (6.94%)
                                 33,000   Disney (Walt) Company..........................      3,269,046
                                 70,000   Pixar, Inc.....................................      1,513,750
                                                                                            ------------
                                                                                               4,782,796
                                          REAL ESTATE OPERATIONS (2.92%)
                                 45,000   CCA Prison Realty Trust........................      2,008,125
                                                                                            ------------
                                          RETAIL GROCERY (8.98%)
                                170,000   Fred Meyer Incorporated........................      6,183,750
                                                                                            ------------
                                          SOFTWARE (10.26%)
                                 40,000   Microsoft Corporation*.........................      5,170,000
                                 50,000   Transaction System Architects, Inc.*...........      1,900,000
                                                                                            ------------
                                                                                               7,070,000

                                          Total Common Stock (94.84%)....................     65,338,302
                                          Cash, Cash Equivalents and Receivables
                                          Less Liabilities (5.16%).......................      3,551,678
                                                                                            ------------


                                          NET ASSETS (100%)..............................     $68,889,980
                                                                                            =============

----------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 *   Indicates non-income producing stocks.

See notes to financial statements.

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                             STATEMENT OF NET ASSETS

                                December 31, 1997


                          ASSETS:
                          Investment in common stock  --  at market value (cost $24,200,854)..  $65,338,302
                          Cash and cash equivalents...........................................    1,757,875
                          Dividends and interest receivable...................................       39,505
                          Accounts receivable from sale of securities.........................    1,814,362
                                                                                                -----------
                               TOTAL ASSETS...................................................   68,950,044
                          LIABILITIES:
                          Due to Transamerica Occidental's general account....................       60,064
                                                                                                -----------
                          NET ASSETS..........................................................  $68,889,980
                                                                                                ===========
                          Net assets attributable to variable annuity contractholders  --
                          3,273,091 units at                                                    $68,155,503
                            $20.822981 per unit...............................................
                          Reserves for retired annuitants (Note C)............................      734,477
                                                                                                -----------
                                                                                                $68,889,980

                       STATEMENT OF CHANGES IN NET ASSETS
                                                                                 Year ended December 31,
                                                                                  1997             1996
                                                                            ---------------  ----------
                         Net investment loss..............................    $  (565,561)     $  (321,912)
                         Net realized gain from security transactions.....      7,534,255        5,630,822
                         Net unrealized gain on investments...............     15,133,358        5,719,838
                                                                              -----------      -----------
                         Net increase in Net Assets resulting from             22,102,052       11,028,748
                         operations.......................................
                         Variable annuity deposits (net of sales and
                         administration                                            55,296           47,194
                           expenses and applicable state premium taxes)...
                         Payments to Contract Owners:
                           Annuity payments...............................        (48,722)         (33,516)
                           Terminations and withdrawals...................     (2,779,706)      (2,101,986)
                         Adjustment for mortality guarantees on retired            14,543           14,175
                                                                              -----------      -----------
                         annuitants.......................................
                         Total increase in Net Assets.....................     19,343,463        8,954,615
                         Net Assets at beginning of year..................     49,546,517       40,591,902
                                                                              -----------      -----------
                         Net Assets at end of year........................    $68,889,980      $49,546,517
                                                                              ===========      ===========

See notes to financial statements.

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

    STATEMENT OF OPERATIONS

 Year Ended December 31, 1997

     NET INVESTMENT INCOME
       INCOME:
          Dividends............................................  $    233,549
          Interest.............................................        25,447
                                                                 ------------
            Total investment income............................       258,996
                                                                 ------------
       EXPENSES (Note A):
          Investment management services.......................       189,856
          Mortality and expense risk charges...................       634,701
                                                                 ------------
            Total expenses.....................................       824,557
                                                                 ------------
       Net investment loss.....................................      (565,561)
                                                                 ------------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
       Net realized gain from security transactions............     7,534,255
       Net unrealized gain on investments......................    15,133,358
                                                                 ------------
       Net realized and unrealized gain on investments.........    22,667,613
                                                                 ------------
             Net increase in Net Assets resulting from            $ 22,102,052
                                                                  ============
      operations................................................

See notes to financial statements.

                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                          NOTES TO FINANCIAL STATEMENTS

NOTE A  --  ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Securities

    Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $9,429,693 and $15,924,879, respectively, in 1997. The Fund had gross unrealized gains of $41,137,448 at December 31, 1997 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

    Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

    Operations of the Fund will form a part of, and be taxed with, those of Transamerica Occidental Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund. Under current law, income from assets maintained in the Fund for the exclusive benefit of Participants is in general not subject to federal income tax.

Expenses

    The value of the Fund has been reduced by charges on each Valuation Date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

    The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

    As of December 31, 1997, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $44,508,226) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- RESERVES FOR RETIRED ANNUITANTS

    Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, one year age set back and an assumed investment earnings rate of 3 1/2%.

NOTE D -- REMUNERATION

    No remuneration was paid during 1997 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

FINANCIAL HIGHLIGHTS

    Selected data for an accumulation unit outstanding throughout each year are as follows:

                                                            1997        1996         1995        1994       1993
                                                         ----------  ----------   ----------  ---------  -------
                  Investment income....................  $    .077   $    .071    $    .044   $   .040   $   .046
                  Expenses.............................      0.244        .163         .125       .089       .081
                                                         ---------   ---------    ---------   --------   --------
                  Net investment (loss) income.........     (0.167)      (.092)       (.081)     (.049)     (.035)
                  Net realized and unrealized gain on
                    investments........................      6.701       3.217        3.880       .563      1.306
                                                         ---------   ---------    ---------   --------   --------
                       Net increase in accumulation
                  unit                                       6.534       3.125        3.799       .514      1.271
                         value.........................
                  Accumulation unit value:
                    Beginning of year..................     14.289      11.164        7.365      6.851      5.580
                                                         ---------   ---------    ---------   --------   --------
                    End of year........................  $  20.823   $  14.289    $  11.164   $  7.365   $  6.851
                                                         =========   =========    =========   ========   ========
                  Ratio of expenses to average
                  accumulation                                1.33%       1.31%        1.32%      1.31%      1.30%
                    fund balance.......................
                  Ratio of net investment (loss)
                  income to                                  (0.91)%     (0.74)%      (0.86)%    (0.72)%    (0.57)%
                    average accumulation fund balance..
                  Portfolio turnover...................      15.21%      32.94%       17.17%     30.62%     41.39%
                  Number of accumulation units
                  outstanding                               3,273       3,431        3,598      3,749      3,820
                    at end of year (000 omitted).......


                TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board of Managers, Transamerica Occidental's
   Separate Account Fund B
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of net assets of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




/s/ Ernst & Young LLP



Charlotte, North Carolina
February 12, 1998

      TRANSAMERICA
OCCIDENTAL'S SEPARATE
     ACCOUNT FUND B

   Managers and Officers

RICHARD N. LATZER, Manager
DONALD E. CANTLAY, Manager
DeWAYNE W. MOORE, Manager
GARY U. ROLLE, Chairman of the Board
PETER J. SODINI, Manager
BARBARA A. KELLEY, President
MATT R. COBEN, Vice President
SALLY S. YAMADA, Treasurer and Assistant
Secretary
THOMAS M. ADAMS, Secretary
REGINA M. FINK, Assistant Secretary

Distributor:

Transamerica Financial Resources, Inc.
1150 South Olive
Los Angeles, California  90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
Pittsburgh, PA 15258
Tel. (800) 234-6356

Ernst & Young LLP
One Independence Center
101 N. Tryon St., Suite 1100
Charlotte, NC 28246
Tel. (704) 372-6300

Transamerica Occidental
Life Insurance Company
Annuity Service Center
P.O. Box 31848
Charlotte, NC 28231-1848
800 258-4260



[TRANSAMERICA OCCIDENTAL LIFE LOGO]

This report cannot be used as sales literature.

[INDEPENDENT EQUITY INVESTMENT FUND CONTRACTS LOGO]

TRANSAMERICA
OCCIDENTAL'S
SEPARATE
ACCOUNT FUND B
ANNUAL FINANCIAL
REPORT
DECEMBER 31, 1997